United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                June 28, 2004                                    0-25753
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                                POWER2SHIP, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                                               87-0449667
  -----------------------------                             --------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)



                 903 Clint Moore Road, Boca Raton, Florida 33487
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 998-7557
                                 --------------
              (Registrant's telephone number, including area code)
              ----------------------------------------------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

     On June 28, 2004, we entered into a securities purchase agreement with Cornell Capital Partners, LP for the issuance and sale of $2,000,000 in Series B 5% secured convertible debentures maturing on the second anniversary of their issue dates. In conjunction with the purchase agreement, we also entered into a standby equity distribution agreement with Cornell Capital. We received $1,000,000, less $125,000 in transaction fees, in funding on June 29, 2004, and the remaining $1,000,000 will be funded, in our discretion, within five business days of our filing of a registration statement covering the shares to be issued under the debentures as well as the standby agreement.

     The proceeds of the initial $1,000,000 in funding will be used for general corporate and working capital purposes. The proceeds of the additional
$1,000,000 in funding will be used for general corporate and working capital purposes and to expand our advertising and marketing campaigns.

     The debentures are convertible at the option of Cornell at a conversion price equal to the lesser of:

          - $0.456 per share, representing 120% of the closing bid price of our common stock as quoted by Bloomberg, LP on June 28, 2004, or

          - 100% of the average of the three lowest closing bid prices for our common stock, as quoted by Bloomberg, LP, for the 30 trading days immediately preceding any conversion date.

     We have the right to redeem, with three business days' advance written notice, all or a portion of the outstanding debentures. The redemption price will be 120% of the amount redeemed, plus accrued interest, although we have the right to redeem outstanding debentures at 110% of the amount redeemed plus accrued interest through July 28, 2004. In connection with any redemption, we are also required to issue a warrant to purchase 35,000 of our common shares for each $100,000 of debentures redeemed. These warrants are exercisable at $0.456 per share on or prior to the second anniversary of the issue date of the debentures being redeemed.

     The debentures are to be secured by all of our assets and property, including those of our wholly-owned subsidiary, Freight Rate, Inc., although this lien is subordinate to the lien previously granted to investors in our Series A 14.25% secured convertible debentures and to the lien on accounts receivable and other assets related thereto being proposed for a revolving credit facility.

     Under the terms of the purchase agreement and related debentures and warrants, no conversion of the debentures or exercise of the warrants may occur if a conversion or exercise would result in Cornell and any of its affiliates beneficially owning common shares of Power2Ship which exceed 4.99% of our outstanding common shares following such conversion or exercise.

     We have agreed to register the shares of common stock underlying the debentures and the warrants by August 12, 2004.

     In connection with the purchase agreement and related agreements, we have also paid Cornell a commitment fee of $100,000 and a structuring fee of $10,000.

     At the same time we entered into the purchase agreement with Cornell, we also entered into the standby equity distribution agreement with Cornell, which would allow us to place up to $10,000,000 of our common stock with them. The standby agreement establishes what is sometimes termed an equity line of credit or an equity draw-down facility. We are not obligated to draw down on this facility, but once we complete the registration of our common shares allocated to this facility and we satisfy normal conditions for this type of transaction, we have the ability to direct our common shares to Cornell Capital. We have the right to terminate the standby agreement upon three days' prior written notice provided there is no outstanding balance owed to Cornell Capital under the purchase agreement and related debentures, and there are no pending advance notices submitted by us to Cornell Capital.

     In connection with the standby agreement, we have issued to Cornell Capital 691,128 shares of our common stock. We are also committed to pay to Cornell
Capital an amount equal to 5% of each purchase of our common stock made by Cornell under the standby agreement. We also paid to Yorkville Advisors Management, LLC, the investment manager for Cornell Capital, a structuring fee of $15,000, and we have paid to Newbridge Securities Corporation, as a placement agent fee in connection with the standby agreement, 25,132 shares of our common stock.

     Copies of the securities purchase agreement, Series B 5% secured convertible debenture, registration rights agreement, standby equity distribution agreement and placement agent agreement are attached hereto as exhibits. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Item  7.  Financial  Statements,  Pro  Forma  Financial Statements and Exhibits.

(a)     Financial  Statements.

        None

(b)     Pro  Forma  Financial  Information.

        None

(c)     Exhibits

 No.          Description

 4.1          Series  B  5%  Secured  Convertible  Debenture,  June  28,  2004
10.1          Securities  Purchase  Agreement
10.2          Investor  Registration  Rights  Agreement
10.3          Standby  Equity  Distribution  Agreement
10.4          Placement  Agent  Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July  8,  2004                         POWER2SHIP,  INC.



                                      By:     /s/  Richard  Hersh
                                               -------------------
                                              Richard  Hersh
                                              Chief  Executive  Officer

EXHIBIT 4.1



THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED
                      ----------
STATES  SECURITIES  AND  EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY
STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR
               ---                         ----------
SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                                POWER2SHIP, INC.
                                    SERIES B
                        5% SECURED CONVERTIBLE DEBENTURE
                                  JUNE 28, 2004

No.  CCP-1                                                            $1,000,000

     This  Secured  Debenture (the "Debenture") is issued by POWER2SHIP, INC., a
                                    ---------
Nevada  corporation  (the  "Company"), to CORNELL CAPITAL PARTNERS, LP (together
                            -------
with  its permitted successors and assigns, the "Holder") pursuant to exemptions
                                                 ------
from  registration  under  the  Securities  Act  of  1933,  as  amended.

                                   ARTICLE I.

     Section  1.01     PRINCIPAL  AND INTEREST.  For value received, on June 28,
                       -----------------------
2004  (the  "Closing  Date"), the Company hereby promises to pay to the order of
             -------------
the Holder on June 28, 2006 in lawful money of the United States of America and in immediately available funds the principal sum of One Million Dollars ($1,000,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

     Section 1.02    OPTIONAL CONVERSION. The Holder is entitled, at its option,
                     -------------------
to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture into shares (the "Conversion Shares") of the Company's common
                                     -----------------
stock,  par value $0.001 per share ("Common Stock"), at the price per share (the
                                     ------------
"Conversion  Price")  equal  to the lesser of (a) an amount equal to one hundred
 -----------------
twenty percent (120%) of the closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") as of the Closing Date, or (b) an amount equal to 100% of
       -------------
the  average  of  the  three lowest Closing Bid Prices (the "Closing Bid Price")
                                                             -----------------
Stock, as quoted by Bloomberg, LP, for the thirty (30) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein,
                                             ----------------
"Principal  Market"  shall  mean  The National Association of Securities Dealers
   ---------------
Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion
                                                                      ----------
Notice"),  to  the  Company  at  its address as set forth herein.  The date upon
-----
which  the conversion shall be effective (the "Conversion Date") shall be deemed
                                               ---------------
to  be  the  date  set  forth  in  the  Conversion  Notice.

     Section  1.03     RESERVATION  OF  COMMON  STOCK. The Company shall reserve
                       ------------------------------
and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section  1.04     RIGHT OF REDEMPTION. The Company at its option shall have
                       -------------------
the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion, or all, of the outstanding Debenture. The
 ------------------
redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest unless the Redemption is consummated within thirty (30) days of the Closing Date in which case the redemption price shall be one hundred ten percent (110%) of the amount redeemed plus accrued interest.

     In the event the Company exercises a redemption of either all or a portion the Debenture, the Holder shall receive a warrant to purchase 35,000 shares of the Company's Common Stock for every One Hundred Thousand U.S. Dollars (US$100,000) redeemed, pro rata (the "Warrant"). The Warrant shall be
                                           -------
exercisable on a "cash basis" and have an exercise price of one hundred and twenty percent (120%) of the Closing Bid Price of the Company's Common Stock on the Closing Date. The Warrant shall have "piggy-back" and demand registration rights and shall survive for two (2) years from the Closing Date.

     Section 1.05     REGISTRATION RIGHTS.  The Company is obligated to register
                      -------------------
the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights
                                                    ----------------------------
Agreement").
---------

     Section 1.06     INTEREST PAYMENTS. The interest so payable will be paid at
                      -----------------
the time of maturity, redemption or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section 1.07    PAYING AGENT AND REGISTRAR. Initially, the Company will act
                     --------------------------
as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section  1.08     SECURED NATURE OF DEBENTURE. This Debenture is secured by
                       ---------------------------
all of the assets and property of the Company and its wholly owned subsidiary, all as more particularly described in those two Security Agreements of even date herewith (collectively, the "Security Agreements").
                                --------------------

                                   ARTICLE II.

     Section  2.01     AMENDMENTS  AND WAIVER OF DEFAULT.  The Debenture may not
                       ---------------------------------
be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.
                                  ARTICLE III.

     Section  3.01     EVENTS  OF  DEFAULT.  An  Event  of Default is defined as
                       -------------------
follows:  (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) business days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) business days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) business days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all Debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Cornell Capital Partners, L.P. (the "Securities Purchase Agreement"), convert all Debentures outstanding and accrued
 -----------------------------
interest  thereon  into  shares of Common Stock pursuant to Section 1.02 herein.

     Section  3.02    FAILURE TO  ISSUE  UNRESTRICTED COMMON STOCK. As indicated
                      --------------------------------------------
in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) business days, shall entitle the Holder to accelerate full repayment of all Debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all Debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                   ARTICLE IV.

     Section  4.01     RIGHTS AND TERMS OF CONVERSION.  This Debenture, in whole
                       ------------------------------
or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02  above.

     Section  4.02     RE-ISSUANCE OF DEBENTURE. When the Holder elects to
                       ------------------------
convert a part of the Debenture or the Company redeems a portion of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     Section  4.03     TERMINATION  OF  CONVERSION  RIGHTS.  The Holder's  right
                       -----------------------------------
to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

     Section 5.01     ANTI-DILUTION.  In the event that the Company shall at any
                      -------------
time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     Section  5.02     CONSENT  OF  HOLDER  TO  SELL  CAPITAL STOCK OR GRANT
                       -----------------------------------------------------
SECURITY INTERESTS.  Except  for the Standby Equity Distribution Agreement dated
------------------
the date hereof between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, except that the Company may grant a security interest to a lender that provides purchase money financing for inventory and equipment and such security interest relates solely to the inventory and equipment so purchased, or (iv) file any registration statement on Form S-8.

                                   ARTICLE VI.

     Section 6.01     NOTICE.  Notices regarding this Debenture shall be sent to
                      ------
the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:     Power2Ship, Inc.
                           903 Clint Moore Road
                           Boca Raton, Florida 33487
                           Attention:  Richard Hersh, Chief Executive Officer
                           Telephone:  (561) 998-7557
                           Facsimile:  (561) 998-7821

With a copy to:            Schneider Weinberger LLP
                           2200 Corporate Boulevard, N.W., Suite 210
                           Boca Raton, Florida 33431
                           Attention:  James M. Schneider, Esquire
                           Telephone:  (561) 362-9595
                           Facsimile:  (561) 362-9612

If to the Holder:          Cornell Capital Partners, LP
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ  07302
                           Attention:  Mark A. Angelo
                           Portfolio Manager
                           Telephone:  (201) 985-8300
                           Facsimile:   (201) 985-8266

With a copy to:            Cornell Capital Partners, LP
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ  07302
                           Attention:  Troy J. Rillo
                           Senior Vice President
                           Telephone:  (201) 985-8300
                           Facsimile:   (201) 985-8266

     Section  6.02     GOVERNING LAW.  This Debenture shall be deemed to be made
                       -------------
under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non
                                                                       ----- ---
conveniens  to  the  bringing  of  any  such  proceeding  in such jurisdictions.
----------

     Section  6.03     SEVERABILITY.  The invalidity of any of the provisions of
                       ------------
this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section 6.04     ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents
                      -------------------------------
the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     Section  6.05     COUNTERPARTS.  This Debenture may be executed in multiple
                       ------------
counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                               POWER2SHIP, INC.

                                               By: /s/ Richard Hersh
                                                   -------------------------
                                               Name:  Richard Hersh
                                               Title:  Chief Executive Officer

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION
                              --------------------

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)

TO:

     The  undersigned  hereby  irrevocably  elects  to  convert  US$
                                                                    ------------
of the principal amount of the above Debenture into Shares of Common Stock of Power2Ship, Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:
                              -------------------------------------------------
APPLICABLE CONVERSION PRICE:
                              -------------------------------------------------
SIGNATURE:
                              -------------------------------------------------
NAME:
                              -------------------------------------------------
ADDRESS:
                              -------------------------------------------------
AMOUNT TO BE CONVERTED:     US$
                              -------------------------------------------------
AMOUNT OF DEBENTURE
 UNCONVERTED:               US$
                              -------------------------------------------------
CONVERSION PRICE PER SHARE: US$
                              -------------------------------------------------
NUMBER OF SHARES OF COMMON
 STOCK TO BE ISSUED:
                              -------------------------------------------------
PLEASE ISSUE THE SHARES OF
 COMMON STOCK IN THE FOLLOWING
 NAME AND TO THE FOLLOWING
 ADDRESS:
                              -------------------------------------------------
ISSUE TO:
                              -------------------------------------------------
AUTHORIZED SIGNATURE:
                              -------------------------------------------------
NAME:
                              -------------------------------------------------
TITLE:
                              -------------------------------------------------
PHONE NUMBER:
                              -------------------------------------------------
BROKER DTC PARTICIPANT CODE:
                              -------------------------------------------------
ACCOUNT NUMBER:
                              -------------------------------------------------

EXHIBIT 10.1




                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS  SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of June 28,
                                                ---------
2004,  by  and among POWER2SHIP, INC., a Nevada corporation (the "Company"), and
                                                                  -------
the  Buyers  listed  on  Schedule  I attached hereto (individually, a "Buyer" or
                                                                       -----
collectively  "Buyers").
               ------

                                   WITNESSETH:
                                   -----------
     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section  4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by
                                                ------------
the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act
                                                  ---
of  1933,  as  amended  (the  "1933  Act");
                               ---------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to $2,000,000 of secured convertible debentures (the "Convertible Debentures"), which shall be
                                -----------------------
convertible  into  shares  of  the  Company's common stock, par value $0.001 per share  (the  "Common  Stock")  (as converted, the "Conversion Shares"), of which
              -------------                        -----------------
$1,000,000  shall  be  funded  within  five (5) business days hereof (the "First
                                                                           -----
Closing") and $1,000,000 shall be funded at the Company's discretion within five
-------
(5) business days after the filing of a registration statement (the "Registration Statement") pursuant to the Investor Registration Rights Agreement
----------------------
of even date herewith, with the United States Securities and Exchange Commission (the "SEC") (the "Second Closing") (collectively referred to as the "Closings"),
      ---         --------------                                     --------
for  a  total  purchase  price of up to $2,000,000 (the "Purchase Price") in the
                                                         --------------
respective amounts set forth opposite each Buyer(s) name on Schedule I (the "Subscription Amount"); and
 -------------------

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor
                                                        ---------       --------
Registration  Rights  Agreement")  pursuant  to  which the Company has agreed to
-------------------------------
provide certain registration rights under the 1933 Act and the rules and regulations promulgated there under, and applicable state securities laws; and

     WHEREAS, the aggregate proceeds of the sale of the Convertible Debentures contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit B.
----------

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit C (the
                                                                  ---------
"Irrevocable  Transfer  Agent  Instructions").
 ------------------------------------------

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement substantially in the form attached hereto as Exhibit D (the "Security
                                                    ----------         --------
Agreement")  pursuant  to  which  the  Company has agreed to provide the Buyer a
---------
security interest in Pledged Collateral (as this term is defined in the Security Agreement dated the date hereof) to secure Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights
Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement or any other obligations of the Company to the Buyer; and

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

     1.     PURCHASE  AND  SALE  OF  CONVERTIBLE  DEBENTURES.
            ------------------------------------------------

          (a)  Purchase  of  Convertible Debentures. Subject to the satisfaction
               ------------------------------------
     (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined herein below) and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on
     Schedule I in same-day funds or a check payable to "Butler Gonzalez LLP, as Escrow Agent for Power2Ship, Inc./Cornell Capital Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith. Notwithstanding the foregoing, a Buyer may withdraw his Subscription Amount and terminate this Agreement as to such Buyer at any time after the execution hereof and prior to Closing (as hereinafter defined).

          (b)  Closing  Date.  The First Closing of the purchase and sale of the
               ------------
     Convertible Debentures shall take place on or before the fifth (5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the First Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "First Closing Date") and the Second Closing
                                     ------------------
     of the purchase and sale of the Convertible Debentures shall take place at the Company's option on or before the fifth (5th) business day after the Registration Statement is filed with the SEC, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Second Closing Date") (collectively
                                             -------------------
     referred  to  a  the  "Closing  Dates").  The  Closing  shall  occur on the
                           ---------------
     respective Closing Dates at the offices of Butler Gonzalez, LLP, 1418 Morris Avenue, Suite 207, Union, NJ 07083 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

          (c)  Escrow  Arrangements;  Form  of Payment. Upon execution hereof by
               ---------------------------------------
     Buyer(s) and pending the Closings, the aggregate proceeds of the sale of the Convertible Debentures to Buyer(s) pursuant hereto shall be deposited in a non-interest bearing escrow account with Butler Gonzalez LLP, as escrow  agent  (the  "Escrow  Agent"),  pursuant  to the terms of an escrow
                           --------------
     agreement between the Company, the Buyer(s) and the Escrow Agent in the form attached hereto as Exhibit B (the "Escrow Agreement"). Subject to the
                                              ----------------
     satisfaction of the terms and conditions of this Agreement, on the Closing Dates, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer(s), minus a structuring fee of $10,000 to the Buyer pursuant to Section 4(g) hereof, which shall be paid directly from the gross proceeds of the First Closing held in escrow and $15,000 to the Buyer pursuant to Section 12.4 of the Standby Equity Distribution Agreement shall be paid directly from the proceeds of the First Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on
     Schedule  I,  duly  executed  on  behalf  of  the  Company.

     2.     BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
            -----------------------------------------

     Each  Buyer  represents  and  warrants,  severally  and  not jointly, that:

          (a)  Investment  Purpose.  Each  Buyer  is  acquiring  the Convertible
               -------------------
     Debentures and, upon conversion of Convertible Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the 1933 Act.

          (b) Accredited Investor Status. Each Buyer is an "Accredited Investor"
              --------------------------                    -------------------
     as  that  term  is  defined  in  Rule  501(a)(3)  of  Regulation  D.

          (c)  Reliance  on  Exemptions.  Each  Buyer  understands  that  the
               ------------------------
     Convertible Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          (d)  Information.  Each  Buyer  and  its  advisors  (and  his  or, its
               -----------
     counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.

          (e)  No  Governmental  Review.  Each  Buyer understands that no United
               ------------------------
     States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.

          (f) Transfer or Resale. Each Buyer understands that except as provided
              ------------------
     in the Investor Registration Rights Agreement: (i) the Convertible Debentures have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of
                     --------
     Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and
     (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

          (g)  Legends.  Each  Buyer  understands that the certificates or other
               -------
     instruments representing the Convertible Debentures and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop -transfer order may be placed against transfer of such stock certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
               APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the 1933 Act.

          (h)  Authorization,  Enforcement.  This  Agreement  has  been duly and
               ---------------------------
     validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (i)  Receipt  of  Documents.  Each  Buyer  and  his or its counsel has
               ----------------------
     received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security
     Agreement,  the  Investor  Registration  Rights  Agreement,  the  Escrow
     Agreement, and the Irrevocable transfer Agent Instructions; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended June 30, 2003; (iv) the
     Company's Form 10-QSB for the fiscal quarter ended March 31, 2004 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

          (j)  Due Formation of Corporate and Other Buyers. If the Buyer(s) is a
               -------------------------------------------
     corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

          (k) No Legal Advice From the Company. Each Buyer acknowledges, that it
              -------------------------------
     had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
            --------------------------------------------------

     The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):

          (a)  Organization  and Qualification. The Company and its subsidiaries
               -------------------------------
     are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (b) Authorization, Enforcement, Compliance with Other Instruments. (i)
              -------------------------------------------------------------
     The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Investor
     Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions, and any related agreements, and to issue the Convertible Debentures and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Security Agreement, the Investor Registration Rights
     Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined herein) and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow
     Agreement, the Irrevocable Transfer Agent Instructions and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Security Agreement, the Investor Registration Rights
     Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Instructions and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow
     Agreement, the Irrevocable Transfer Agent Instructions and any related agreements knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

          (c)  Capitalization.  As  of  the  date hereof, the authorized capital
               --------------
     stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share and 1,000,000 shares of Preferred Stock, of which 200,000 shares were designated Series B Preferred Stock, 20,000 shares were designated Series C Preferred Stock and 87,000 shares were designated Series Y Preferred Stock. As of the date hereof, there were 37,092,525 shares of Common Stock, 198,000 shares of Series B Preferred Stock, 10,832 shares of Series C Preferred Stock and 87,000 shares of Series Y Preferred Stock issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement) and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

          (d)  Issuance  of  Securities.  The  Convertible  Debentures  are duly
               ------------------------
     authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible Debentures the Conversion Shares will be duly issued, fully paid and nonassessable.

          (e)  No  Conflicts.  Except  as  disclosed  in  the SEC Documents, the
               -------------
     execution, delivery and performance of this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement and the Irrevocable Transfer Agent Instructions by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

          (f)  SEC  Documents:  Financial Statements. Since January 1, 2003, the
               -------------------------------------
     Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing
                                                --------
     filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or
                   --------------
     their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in
                                   --------------------
     all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) 10(b)-5. The SEC Documents do not include any untrue statements of
              -------
     material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

          (h)  Absence  of Litigation. Except as disclosed in the SEC Documents,
               ----------------------
     there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

          (i)  Acknowledgment  Regarding  Buyer's  Purchase  of  the Convertible
               -----------------------------------------------------------------
     Debentures. The Company acknowledges and agrees that the Buyer(s) is acting
     ----------
     solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

          (j)  No  General  Solicitation.  Neither  the  Company, nor any of its
               -------------------------
     affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Convertible Debentures or the Conversion Shares.

          (k)  No  Integrated  Offering.  Neither  the  Company,  nor any of its
               ------------------------
     affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debentures or the Conversion Shares under the 1933 Act or cause this offering of the Convertible Debentures or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act.

          (l)  Employee  Relations.  Neither  the  Company  nor  any  of  its
               -------------------
     subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

          (m) Intellectual Property Rights. The Company and its subsidiaries own
              ----------------------------
     or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

          (n)  Environmental  Laws.  The Company and its subsidiaries are (i) in
               -------------------
     compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits,
                     -------------------
     licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

          (o)  Title.  Any  real property and facilities held under lease by the
               -----
     Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (p) Insurance. The Company and each of its subsidiaries are insured by
              ---------
     insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (q)  Regulatory  Permits. The Company and its subsidiaries possess all
               -------------------
     material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (r)  Internal  Accounting  Controls.  The  Company  and  each  of  its
               ------------------------------
     subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s)  No Material Adverse Breaches, etc. Except as set forth in the SEC
               ---------------------------------
     Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

          (t)  Tax Status. Except as set forth in the SEC Documents, the Company
               ----------
     and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (u)  Certain  Transactions.  Except as set forth in the SEC Documents,
               ---------------------
     and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (v)  Fees and Rights of First Refusal. The Company is not obligated to
               --------------------------------
     offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     4.     COVENANTS.
            ---------

          (a)  Best  Efforts.  Each  party  shall use its best efforts timely to
               -------------
     satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          (b)  Form  D.  The Company agrees to file a Form D with respect to the
               -------
     Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

          (c)  Reporting  Status.  Until the earlier of (i) the date as of which
               -----------------
     the Buyer(s) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Buyer(s) shall have sold all the Conversion Shares and (B) none of the Convertible Debentures are outstanding (the "Registration Period"), the Company shall file in a timely
                       -------------------
     manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          (d)  Use  of Proceeds. The Company will use the proceeds from the sale
               ----------------
     of the Convertible Debentures for general corporate and working capital purposes.

          (e)  Reservation  of  Shares.  The  Company  shall  take  all  action
               -----------------------
     reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares of the Company shall call and hold a special meeting of the shareholders within sixty (60) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

          (f)  Listings  or  Quotation.  The  Company  shall promptly secure the
               -----------------------
     listing or quotation of the Conversion Shares upon each national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or
                                                                      -----
     other market, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

          (g)  Fees and Expenses. Each of the Company and the Buyer(s) shall pay
               -----------------
     all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement, the Escrow Agreement, the Investor Registration Rights
     Agreement, the Security Agreement and the Irrevocable Transfer Agent Instructions. The Buyer(s) shall be entitled to a ten percent (10%) discount on the Purchase Price.

          On the First Closing Date, the Company shall pay to the Buyer a structuring fee of $10,000 (the "Structuring Fee"). The Structuring Fee
                                          ---------------
     shall be paid directly from the gross proceeds of the First Closing and shall be deemed fully earned on the date hereof.

          (h)  Corporate Existence. So long as any of the Convertible Debentures
               -------------------
     remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an
      ----------------------
     Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

          (i)  Transactions  With  Affiliates.  So  long  as  any  Convertible
               ------------------------------
     Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"),
                                                                -------------
     except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for
                                                               ---------
     purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity
      -------        --------
     has the power, direct or indirect, to conduct or govern the policies of another person or entity.

          (j)  Transfer  Agent.  The  Company  covenants and agrees that, in the
               --------------
     event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

          (k)  Restriction  on  Issuance  of  the  Capital Stock. So long as any
               -------------------------------------------------
     Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock (i) without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, except that the Company may grant a security interest to a lender that provides purchase money financing for inventory and equipment and such security interest relates solely to the inventory and equipment so purchased, or (iv) file any registration statement on Form S-8.

     5.     TRANSFER  AGENT  INSTRUCTIONS.
            -----------------------------

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Butler Gonzalez LLP as its agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer(s) to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). Butler Gonzalez LLP shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer(s), which may be withheld by the Buyer(s) in its sole discretion. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer(s) provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer(s) of any of the Conversion Shares is not required under the 1933 Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
            ----------------------------------------------------

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closings is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (a)  Each  Buyer  shall  have  executed  this  Agreement, the Security
     Agreement, the Escrow Agreement and the Investor Registration Rights Agreement and the Irrevocable Transfer Agent Instructions and delivered the same to the Company.

          (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

          (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Dates.

          (d) The Company shall have filed a form UCC-1 with regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

     7.     CONDITIONS  TO  THE  BUYER'S  OBLIGATION  TO  PURCHASE.
            ------------------------------------------------------

     The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

          (a) The Company shall have executed this Agreement, the Security Agreement, the Convertible Debenture, the Escrow Agreement, the Irrevocable Transfer Instructions and the Investor Registration Rights Agreement, and delivered the same to the Buyer(s).

          (b) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason and all of the Conversion Shares issuable upon conversion of the Convertible Debentures shall be approved the OTCBB.

          (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
     Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Dates. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Dates, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Dates regarding the representation contained in
     Section  3(c)  above.

          (d) The Company shall have executed and delivered to the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

          (e) The Buyer(s) shall have received an opinion of counsel from the Company's counsel in a form satisfactory to the Buyer(s).

          (f) The Company shall have provided to the Buyer(s) a certificate of good standing from the secretary of state from the state in which the company is incorporated.

          (g) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

          (h) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (i) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer from Sherb & Co., LLP as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

          (j) The Company shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

          (k) With respect to the Second Closing, the Company shall have increased its authorized Common Stock to at least 250,000,000 shares, of which there shall be at least 15,000,000 shares available for issuance upon conversion of the Convertible Debenture to be issued in connection with the Second Closing.

     8.     INDEMNIFICATION.
            ---------------

          (a) In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Convertible Debentures and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of
      ------------------
     action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements  (the  "Indemnified  Liabilities"),  incurred  by  the  Buyer
                           ------------------------
     Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debentures or the status of the Buyer or holder of the Convertible Debentures the Conversion Shares, as a Buyer of Convertible Debentures in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities
      -------------------
     incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, , instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9.     GOVERNING  LAW:  MISCELLANEOUS.
            ------------------------------

          (a) Governing Law. This Agreement shall be governed by and interpreted
              -------------
     in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

          (b)  Counterparts.  This  Agreement  may  be  executed  in two or more
               ------------
     identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          (c)  Headings.  The  headings of this Agreement are for convenience of
               --------
     reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d)  Severability. If any provision of this Agreement shall be invalid
               ------------
     or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e)  Entire Agreement, Amendments. This Agreement supersedes all other
               ----------------------------
     prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          (f)  Notices.  Any notices, consents, waivers, or other communications
               -------
     required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:        Power2Ship, Inc.
                              903 Clint Moore Road
                              Boca Raton, Florida 33487
                              Attention: Richard Hersh, Chief Executive Officer
                              Telephone: (561) 998-7557
                              Facsimile: (561) 998-7821

With a copy to:               Schneider Weinberger LLP
                              2200 Corporate Boulevard, N.W., Suite 210
                              Boca Raton, Florida 33431
                              Attention:  James M. Schneider, Esquire
                              Telephone:  (561) 362-9595
                              Facsimile:  (561) 362-9612

If to the Transfer Agent, to: Madison Stock Transfer
                              1688 E. 16th Street
                              Brooklyn, New York 11229
                              Attention:  Michael Ajzenman
                              Telephone:  718-627-4453
                              Facsimile:  718-627-6341

     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

          (g)  Successors  and Assigns. This Agreement shall be binding upon and
               -----------------------
     inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

          (h)  No  Third Party Beneficiaries. This Agreement is intended for the
               -----------------------------
     benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i)  Survival. Unless this Agreement is terminated under Section 9(l),
               --------
     the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in
     Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          (j)  Publicity.  The  Company and the Buyer(s) shall have the right to
               ---------
     approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

          (k)  Further  Assurances. Each party shall do and perform, or cause to
               -------------------
     be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (l) Termination. In the event that the Closing shall not have occurred
              -----------
     with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyer(s) for the fees and expenses of Butler Gonzalez described in Section 4(g) above.

          (m)  No  Strict Construction. The language used in this Agreement will
               -----------------------
     be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           [SIGNATURE PAGE TO FOLLOW]


     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                               COMPANY:
                                               POWER2SHIP, INC.

                                               By: /s/ Richard Hersh
                                                   -----------------------------
                                               Name  Richard Hersh
                                               Title:  Chief Executive Officer

                                                                       EXHIBIT A

                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------

                                                                       EXHIBIT B

                            FORM OF ESCROW AGREEMENT
                            ------------------------

                                                                       EXHIBIT C

                           TRANSFER AGENT INSTRUCTIONS
                           ---------------------------

                                   SCHEDULE I
                                   ----------

                               SCHEDULE OF BUYERS
                               ------------------


NAME                                      SIGNATURE                   ADDRESS/FACSIMILE         AMOUNT OF SUBSCRIPTION
                                                                       NUMBER OF BUYER
Cornell Capital Partners, LP    By:  Yorkville Advisors, LLC    101 Hudson Street - Suite 3700      $    1,000,000
                                Its:  General Partner           Jersey City, NJ  07302
                                                                Facsimile:  (201) 985-8266

                                By:                             With a copy to:
                                   ----------------------
                                   Name:  Mark A. Angelo        Troy J. Rillo
                                   Its:  Portfolio Manager      101 Hudson Street - Suite 3700
                                                                Jersey City, NJ  07302
                                                                Facsimile:  (201) 985-8266

EXHIBIT 10.2



                     INVESTOR REGISTRATION RIGHTS AGREEMENT
                     --------------------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of June  28,
                                               ---------
2004,  by  and among POWER2SHIP, INC., a Nevada corporation (the "Company"), and
                                                                  -------
the  undersigned  investors  (each,  an  "Investor"  and  collectively,  the
                                          --------
"Investors").

     WHEREAS:

A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the
                                            -----------------------------
Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investors secured convertible debentures (the "Convertible Debentures") which shall be convertible
                             ----------------------
into that number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), pursuant to the terms of the Securities Purchase
              -------------
Agreement for an aggregate purchase price of up $2,000,000. Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

B. To induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under,  or  any  similar  successor  statute (collectively, the "1933 Act"), and
                                                                 --------
applicable  state  securities  laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

     (a)     "Person"  means  a  corporation,  a  limited  liability company, an
              ------
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     (b)  "Register,"  "registered,"  and "registration" refer to a registration
           --------     ----------         ------------
effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of
                 --------
such Registration Statement(s) by the United States Securities and Exchange SEC (the "SEC").
       ---

     (c)  "Registrable  Securities" means the shares of Common Stock issuable to
           -----------------------
Investors upon conversion of the Convertible Debentures pursuant to the Securities Purchase Agreement and the Investor's Shares, as this term is defined in the Standby Equity Distribution Agreement dated the date hereof.

     (d)  "Registration Statement" means a registration statement under the 1933
           ----------------------
Act  which  covers  the  Registrable  Securities.

     2.     REGISTRATION.
            ------------

     (a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than forty-five (45) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form
      -------------------------
S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "Initial Registration Statement") for the registration for the resale
            ------------------------------
by all Investors who purchased Convertible Debentures pursuant to the Securities Purchase Agreement _________ shares of Common Stock to be issued upon conversion of the Convertible Debentures issued pursuant to the Securities Purchase Agreement and the Investor's Shares. The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors and Butler Gonzalez LLP for their review and comment. The Investors and Butler Gonzalez LLP shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

     (b)  Effectiveness of the Initial Registration Statement. The Company shall
          --------------------------------------------------
use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than 120 days after the date hereof (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration
         --------------------
Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement.

     (c)  Failure to File or Obtain Effectiveness of the Registration Statement.
          ---------------------------------------------------------------------
In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled
Effective  Date,  or  if  after  the  Registration  Statement  has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay  as  liquidated  damages  (the  "Liquidated  Damages") to the holder, at the
                                     -------------------
holder's option, either a cash amount or shares of the Company's Common Stock within three (3) business days, after demand therefore, equal to two percent (2%) of the liquidated value of the Convertible Debentures outstanding as Liquidated Damages for each thirty (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Date as the case may be.

     (d) Liquidated Damages. The Company and the Investor hereto acknowledge and
         ------------------
agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

     3.     RELATED  OBLIGATIONS.
            --------------------

     (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall incorporate such report by reference into
       ---------
the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

     (c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (g) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

     (h) The Company shall make available for inspection by (i) any Investor and
(ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and
                     ----------
pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause
 -------
the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

     (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (j) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section  3(j).

     (k) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

     (l) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     (n) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                          ----------

     (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  INVESTORS.
            -------------------------------

     Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages,
                  -------------------
liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim,
  -----
suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them
                                     -------------------
may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a
           -----------------
material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable
Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall
                                                ----------
reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

     (b) In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or
                                     ------------------
Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

     (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     REPORTS  UNDER  THE  1934  ACT.
            ------------------------------

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:
                                 ---------

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

     (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.     AMENDMENT  OF  REGISTRATION  RIGHTS.
            -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     10.     MISCELLANEOUS.
             -------------

     (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:     Power2Ship, Inc.
                           903 Clint Moore Road
                           Boca Raton, Florida 33487
                           Attention:  Richard Hersh, President
                           Telephone:  (561) 998-7557
                           Facsimile:  (561) 998-7821

                           Schneider Weinberger LLP
                           2200 Corporate Boulevard, N.W., Suite 210
                           Boca Raton, Florida 33431
                           Attention:  James M. Schneider, Esquire
                           Telephone:  (561) 362-9595
                           Facsimile:  (561) 362-9612

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and federal courts for the District of New Jersey sitting Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (e) This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto, and Butler Gonzalez LLP (the "Escrow Agreement") and the Security Agreement
                                   ----------------
dated the date hereof (the "Security Agreement") constitute the entire agreement
                            ------------------
among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                                      COMPANY:
                                                      POWER2SHIP, INC.

                                                      By: /s/ Richard Hersh
                                                          ----------------------
                                                      Name:  Richard Hersh
                                                      Title:  President

                                   SCHEDULE I
                                   ----------

                              SCHEDULE OF INVESTORS
                              ---------------------



NAME                                      SIGNATURE                   ADDRESS/FACSIMILE
                                       NUMBER OF BUYER
Cornell Capital Partners, LP    By:  Yorkville Advisors, LLC    101 Hudson Street - Suite 3700
                                Its:  General Partner           Jersey City, NJ  07303
                                                                Facsimile:  (201) 985-8266

                                By:                             With a copy to:
                                   ----------------------
                                Name:  Mark A. Angelo           Troy J. Rillo
                                Its:  Portfolio Manager         101 Hudson Street - Suite 3700
                                                                Jersey City, NJ  07303
                                                                Facsimile:  (201) 985-8266

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------

Madison Stock Transfer, Inc.
1688 E. 16th Street, Suite 7
Brooklyn, New York 11229
Attention:

Re:     POWER2SHIP,  INC.

Ladies  and  Gentlemen:

     We  are  counsel to Power2Ship, Inc., a Nevada corporation (the "Company"),
                                                                      -------
and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and
                            ------------------------------
among the Company and the investors named therein (collectively, the "Investors") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.001 per share (the "Common Stock"). Pursuant to the
                                                ------------
Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "Investor Registration Rights Agreement")
                                        --------------------------------------
pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the
                                             --------
Company's  obligations  under the Registration Rights Agreement, on
                                                                    ------------
    ,  the  Company  filed  a  Registration Statement on Form          (File No.
----                                                          --------
333-             )  (the  "Registration  Statement")  with  the  Securities  and
     -----------           -----------------------
Exchange SEC (the "SEC") relating to the Registrable Securities which names each
                   ---
of  the  Investors  as  a  selling  stockholder  there  under.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable
Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                    Very truly yours,

                                                   [SECURITIES LAW FIRM]

                                                    By:


cc:     [LIST NAMES OF INVESTORS]

EXHIBIT 10.3






                      STANDBY EQUITY DISTRIBUTION AGREEMENT
                      -------------------------------------

     THIS  STANDBY  EQUITY  DISTRIBUTION AGREEMENT (the "Agreement") dated as of
                                                         ---------
June 28, 2004 by and between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and POWER2SHIP, INC., a Nevada corporation (the
                    --------
"Company").
  ------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to $10,000,000 of the Company's common stock, par value $0.001 per share (the "Common Stock"); and
             -------------

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the
               ------------
regulations  promulgated  thereunder  (the  "Securities  Act"), and or upon such
                                             ---------------
other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

     WHEREAS, the Company has engaged Newbridge Securities Corporation (the "Placement Agent"), to act as the Company's exclusive placement agent in
 ----------------
connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").
                                                    -------------------------

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

                                    ARTICLE I
                              CERTAIN DEFINITIONS

     Section  1.1  "Advance"  shall  mean  the  portion of the Commitment Amount
                    -------
requested  by  the  Company  in  the  Advance  Notice.

     Section  1.2  "Advance Date" shall mean the date Butler Gonzalez LLP Escrow
                   -------------
Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. No Advance Date shall be more than one (1) Trading Day after expiration of the Pricing Period for the applicable Advance.

     Section  1.3  "Advance  Notice" shall mean a written notice to the Investor
                    ---------------
setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

     Section 1.4 "Advance Notice Date" shall mean each date the Company delivers
                  -------------------
to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than seven (7) Trading Days after the prior Advance Notice Date.

     Section  1.5 "Bid Price" shall mean, on any date, the closing bid price (as
                   --------
reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

     Section 1.6 "Closing" shall mean one of the closings of a purchase and sale
                  -------
of  Common  Stock  pursuant  to  Section  2.3.

     Section  1.7  "Commitment  Amount" shall mean the aggregate amount of up to
                    ------------------
$10,000,000 that the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section  1.8  "Commitment  Period"  shall mean the period commencing on the
                    ------------------
earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $10,000,000,
(y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

     Section 1.9 "Common Stock" shall mean the Company's common stock, par value
                  ------------
$0.001  per  share.

     Section 1.10 "Condition Satisfaction Date" shall have the meaning set forth
                   ---------------------------
in  Section  7.2.

     Section 1.11 "Damages" shall mean any loss, claim, damage, liability, costs
                   -------
and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section  1.12  "Effective  Date" shall mean the date on which the SEC first
                     ---------------
declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

     Section  1.13  "Escrow Agreement" shall mean the escrow agreement among the
                     ----------------
Company,  the  Investor,  and  Butler  Gonzalez  LLP,  dated  the  date  hereof.

     Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as  amended,  and  the  rules  and  regulations  promulgated  thereunder.

     Section  1.15  "Material  Adverse  Effect"  shall  mean  any  condition,
                     -------------------------
circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

     Section  1.16 "Market Price" shall mean the lowest VWAP of the Common Stock
                    ------------
during  the  Pricing  Period.

     Section 1.17 "Maximum Advance Amount" shall be $500,000 per Advance Notice.
                   ----------------------

     Section  1.18  "NASD"  shall  mean  the  National Association of Securities
                     ----
Dealers,  Inc.

     Section  1.19  "Person"  shall  mean  an  individual,  a  corporation,  a
                     ------
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.20 "Placement Agent" shall mean Newbridge Securities Corporation,
                   ---------------
a  registered  broker-dealer.

     Section  1.21  "Pricing Period" shall mean the five (5) consecutive Trading
                     --------------
Days  after  the  Advance  Notice  Date.

     Section  1.22 "Principal Market" shall mean the Nasdaq National Market, the
                    ----------------
Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.23 "Purchase Price" shall be set at ninety eight percent (98%) of
                   --------------
the  Market  Price  during  the  Pricing  Period.

     Section 1.24 "Registrable Securities" shall mean the shares of Common Stock
                   ----------------------
to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii)
                                                             --------
which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

     Section  1.25  "Registration  Rights Agreement" shall mean the Registration
                     ------------------------------
Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section  1.26  "Registration Statement" shall mean a registration statement
                     ----------------------
on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section  1.27  "Regulation  D"  shall  have  the  meaning  set forth in the
                     -------------
recitals  of  this  Agreement.

     Section  1.28  "SEC"  shall  mean  the  Securities and Exchange Commission.
                     ---

     Section  1.29  "Securities  Act"  shall  have  the meaning set forth in the
                     ---------------
recitals  of  this  Agreement.

     Section  1.30  "SEC  Documents"  shall  mean Annual Reports on Form 10-KSB,
                     --------------
Quarterly  Reports  on  Form  10-QSB,  Current  Reports  on  Form  8-K and Proxy
Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section  1.31  "Trading  Day"  shall mean any day during which the New York
                     ------------
Stock  Exchange  shall  be  open  for  business.

     Section  1.32  "VWAP"  shall  mean the volume weighted average price of the
                     ----
Company's  Common  Stock,  as  quoted  by  Bloomberg,  LP.

                                   ARTICLE II
                                    ADVANCES

     Section  2.1  Investments.
                   -----------

     (a)  Advances.  Upon  the terms and conditions set forth herein (including,
          --------
without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

     Section 2.2  Mechanics.
                  ---------

     (a)  Advance Notice.  At any time during the Commitment Period, the Company
          --------------
may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There shall be a minimum of seven (7) Trading Days between each Advance Notice Date.

     (b)  Date  of  Delivery  of  Advance Notice.  An Advance Notice shall be
          --------------------------------------
deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

     (c)  Pre-Closing  Share  Credit.  Within two (2) business days after the
          --------------------------
Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the Investor's counsel's balance account with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common Stock shall be made as of the date of the Closing. Any excess shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

     (d)  Hardship.  In the event the Investor sells the Company's Common Stock
          --------
pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

     Section  2.3  Closings.  On  each  Advance  Date,  which shall be the first
     ------------
Trading Day after expiration of the Pricing Period of an applicable Advance, (i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to Butler Gonzalez LLP (the "Escrow Agent") the amount of the Advance specified in
                           ------------
the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel, all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement;
provided,  however,  that  to  the  extent  the  Company  has not paid the fees,
           -------
expenses, and disbursements of the Investor or the Investor's counsel in accordance with Section 12.4 hereof, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

     Section  2.4  Termination  of Investment. The obligation of the Investor to
                   --------------------------
make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided,
                                                                       --------
however,  that  this  termination  provision  shall  not  apply  to  any  period
-------
commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

     Section  2.5  Agreement  to  Advance  Funds.
                   -----------------------------
     (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

          (i) the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

          (ii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

          (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

          (iv) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

          (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

          (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

          (vii) the conditions set forth in Section 7.2 shall have been satisfied.

          (viii) The Company shall have provided to the Investor an acknowledgement, from Sherb & Co., LLP as to its ability to provide all consents required in order to file a registration statement in connection with this transaction;

          (ix)  The  Company's  transfer  agent  shall  be  DWAC  eligible.

     Section  2.6  Lock  Up  Period.  During  the Commitment Period, the Company
                   ----------------
hereby  grants  to  Investor  the  right  of  first refusal (the "Right of First
                                                                  --------------
Refusal") to purchase New Securities (as defined in the next paragraph) that the
-------
Company may, from time to time and in one or more transactions, propose to sell and issue. In connection with such right, the Company covenants and agrees to give Investor written notice (an "Offering Notice") specifying, in detail, the
                                    ---------------
terms  and  conditions  of any bona fide proposed sale of New Securities and the names and addresses of such persons and entities prepared to purchase such New Securities, and any representatives, brokers or dealers proposing to effectuate such sale, together with all compensation terms. The Investor shall have the right, for a period expiring at 11:59 PM (Eastern Time) on the fifth (5th) business day after the giving of the Offering Notice (the "Exercise Period"), to
                                                           ---------------
purchase or place the New Securities for the price and on the general terms and conditions specified in the Offering Notice. Such exercise shall be affected by the Investor giving written notice of such exercise to the Company prior to the expiration of the Exercise Period. The Investor's failure to exercise such right shall not result in the cancellation of Investor's right of first refusal on any other proposed financing by the Company thereafter.

     The term "New Securities" as used in the preceding paragraph shall mean any offering and issuance by the Company of Common Stock or securities convertible into, and/or other rights exercisable for the issuance of, Common Stock to or with any third party without consideration or for a consideration per share less than the Bid Price on the date of issuance of the New Securities with the exception of New Securities issued in conjunction with the closing of a contract, sub-contract, teaming arrangement, joint venture or strategic partnership but only to the extent that such New Securities do not exceed 10% of the Company's outstanding Common Stock on the date of issuance. Except as may otherwise be permitted pursuant to the forgoing, during the Commitment Period, the Company shall not issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

          (i) On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:

     Section 3.1 Organization  and  Authorization.  The  Investor  is  duly
                 --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section 3.2  Evaluation of Risks.  The Investor has such knowledge and
                  -------------------
experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

     Section  3.3  No  Legal  Advice From the Company. The Investor acknowledges
                   ----------------------------------
that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section  3.4  Investment Purpose. The securities are being purchased by the
                   ------------------
Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section 3.5  Accredited  Investor. The Investor is an "Accredited Investor"
                  --------------------                      -------------------
as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

     Section 3.6  Information. The Investor and its advisors (and  its counsel),
                  -----------
if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section  3.7  Receipt  of  Documents.  The  Investor  and  its counsel have
                   ----------------------
received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-KSB for the year ended year ended June 30, 2003 and Form 10-QSB for the period ended March 31, 2004; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     Section 3.8 Registration Rights Agreement and Escrow Agreement. The parties
                 --------------------------------------------------
have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

     Section  3.9  No  General Solicitation. Neither the Company, nor any of its
                   ------------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     Section  3.10 Not an Affiliate. The Investor is not an officer, director or
                   ----------------
a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the
 ---------
Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

     Section  3.11  Trading  Activities.  The Investor's trading activities with
                    -------------------
respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

     Section  4.1  Organization  and  Qualification.  The  Company  is  duly
                   --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section  4.2 Authorization, Enforcement, Compliance with Other Instruments.
                  -------------------------------------------------------------
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section  4.3  Capitalization. As of the date hereof, the authorized capital
                   --------------
stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share and 1,000,000 shares of Preferred Stock, of which 200,000 shares were designated Series B Preferred Stock, 20,000 shares were designated Series C Preferred Stock and 87,000 shares were designated Series Y Preferred Stock. As of the date hereof, there were 36,682,525_shares of Common Stock, 198,000 shares of Series B Preferred Stock, 10,832 shares of Series C Preferred Stock and 87,000 shares of Series Y Preferred Stock issued and outstanding. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in
                   -------------------------
effect  on  the  date  hereof  (the  "By-laws"), and the terms of all securities
                                      -------
convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section  4.4  No  Conflict. The execution, delivery and performance of this
                   ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

     Section 4.5 SEC Documents; Financial Statements. Since January 1, 2003, the
                 -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as
                                              --------------------
to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section  4.6  10b-5. The SEC Documents do not include any untrue statements
                   -----
of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section  4.7  No  Default.  Except  as  disclosed in the SEC Documents, the
                   -----------
Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Articles of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section  4.8  Absence of Events of Default. Except for matters described in
                   ----------------------------
the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section  4.9 Intellectual Property Rights. The Company and its subsidiaries
                  ----------------------------
own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section  4.10  Employee  Relations.  Neither  the  Company  nor  any of its
                    -------------------
subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section  4.11  Environmental Laws. The Company and its subsidiaries are (i)
                    ------------------
in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses
                  ------------------
or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     Section  4.12  Title. Except as set forth in the SEC Documents, the Company
                    -----
has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section  4.13  Insurance.  The  Company  and  each  of its subsidiaries are
                    ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section  4.14  Regulatory Permits. The Company and its subsidiaries possess
                    ------------------
all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section  4.15  Internal  Accounting  Controls.  The Company and each of its
                    ------------------------------
subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section  4.16 No Material Adverse Breaches, etc. Except as set forth in the
                   ---------------------------------
SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     Section  4.17  Absence  of  Litigation.  Except  as  set  forth  in the SEC
                    -----------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     Section  4.18  Subsidiaries.  Except as disclosed in the SEC Documents, the
                    ------------
Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section  4.19  Tax  Status.  Except  as disclosed in the SEC Documents, the
                    -----------
Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section 4.20 Certain Transactions. Except as set forth in the SEC Documents
                  --------------------
none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section 4.21 Fees and Rights of First Refusal. The Company is not obligated
                  --------------------------------
to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section  4.22 Use of Proceeds. The Company represents that the net proceeds
                   ---------------
from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

     Section  4.23  Further Representation and Warranties of the Company. For so
                    ----------------------------------------------------
long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

     Section  4.24  Opinion of Counsel. Investor shall receive an opinion letter
                    ------------------
from  counsel  to  the  Company  on  the  date  hereof.

     Section  4.25 Opinion of Counsel. The Company will obtain for the Investor,
                   ------------------
at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section  4.26 Dilution. The Company is aware and acknowledges that issuance
                   --------
of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                    ARTICLE V
                                INDEMNIFICATION

     The Investor and the Company represent to the other the following with respect to itself:

     Section  5.1  Indemnification.
                    ---------------

     (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor
                                                                        --------
Indemnitees")  from  and  against  any and all actions, causes of action, suits,
-----------
claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified
                                                                    -----------
Liabilities"),  incurred  by the Investor Indemnitees or any of them as a result
-----------
of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company
                                                                        -------
Indemnitees")  from  and against any and all Indemnified Liabilities incurred by
-----------
the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     Section  6.1  Registration Rights. The Company shall cause the Registration
                   -------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section  6.2 Listing of Common Stock. The Company shall maintain the Common
                  -----------------------
Stock's authorization for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

     Section  6.3  Exchange  Act Registration. The Company will cause its Common
                   --------------------------
Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section  6.4  Transfer  Agent Instructions. Not later than two (2) business
                   ----------------------------
days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

     Section  6.5 Corporate Existence. The Company will take all steps necessary
                  -------------------
to  preserve  and  continue  the  corporate  existence  of  the  Company.

     Section  6.6 Notice of Certain Events Affecting Registration; Suspension of
                  --------------------------------------------------------------
Right  to Make an Advance. The Company will immediately notify the Investor upon
------------------------
its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

     Section  6.7  Expectations  Regarding Advance Notices. Within ten (10) days
                   ---------------------------------------
after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section  6.8  Restriction  on  Sale of Capital Stock. During the Commitment
                   --------------------------------------
Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or
(iii)  file  any  registration  statement  on  Form  S-8.

     Section 6.9 Consolidation; Merger. The Company shall not, at any time after
                 ---------------------
the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring
             --------------------
entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 6.10 Issuance of the Company's Common Stock. The sale of the shares
                  --------------------------------------
of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

                                  ARTICLE VII
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

     Section 7.1 Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

     (a)  Accuracy  of  the  Investor's  Representations  and  Warranties.  The
          ---------------------------------------------------------------
representations and warranties of the Investor shall be true and correct in all material respects.

     (b)  Performance  by  the  Investor.  The  Investor  shall  have performed,
          ------------------------------
satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section  7.2 Conditions Precedent to the Right of the Company to Deliver an
                  --------------------------------------------------------------
Advance  Notice  and the Obligation of the Investor to Purchase Shares of Common
--------------------------------------------------------------------------------
Stock.  The right of the Company to deliver an Advance Notice and the obligation
-----
of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:
           -----------------------------

     (a)  Registration  of the Common Stock with the SEC. The Company shall have
          ----------------------------------------------
filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration
Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

     (b)  Authority.  The  Company  shall  have  obtained  all  permits  and
          ---------
qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

     (c)  Fundamental  Changes. There shall not exist any fundamental changes to
          --------------------
the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

     (d) Performance by the Company. The Company shall have performed, satisfied
         --------------------------
and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (e)  No  Injunction. No statute, rule, regulation, executive order, decree,
          --------------
ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     (f)  No  Suspension of Trading in or Delisting of Common Stock. The trading
          ---------------------------------------------------------
of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market
(if  the  Common  Stock  is  traded  on  a  Principal  Market).

     (g)  Maximum  Advance  Amount.  The  amount  of an Advance requested by the
          ------------------------
Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

     (h)  No Knowledge. The Company has no knowledge of any event which would be
          ------------
more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

     (i)  Other.  On  each  Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.
--------

                                  ARTICLE VIII
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

     Section  8.1  Due Diligence Review. Prior to the filing of the Registration
                   --------------------
Statement the Company shall make available for inspection and review by the Investor, its advisors and representatives, and any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section  8.2  Non-Disclosure  of  Non-Public  Information.
                   -------------------------------------------

     (a) The Company shall not disclose non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                           CHOICE OF LAW/JURISDICTION

     Section  9.1  Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

                                    ARTICLE X
                            ASSIGNMENT; TERMINATION

     Section  10.1  Assignment.  Neither  this  Agreement  nor any rights of the
                    ----------
Company  hereunder  may  be  assigned  to  any  other  Person.


     Section  10.2 Termination. The obligations of the Investor to make Advances
                   -----------
under Article II hereof shall terminate twenty-four (24) months after the Effective Date. The Company may terminate this Agreement upon three days' prior written notice, provided that there is no outstanding balance owed to the Investor by the Company under the Securities Purchase Agreement of even date herewith and there are no pending Advance notices submitted by the Company to the Investor. Any earlier termination of this Agreement shall have no effect, and shall not terminate, the Company's obligations under the Registration Rights Agreement of even date herewith to register the Investor's Stock issued pursuant to Section 12.4 hereof.

                                   ARTICLE XI
                                    NOTICES

     Section  11.1  Notices.  Any  notices,  consents,  waivers,  or  other
                    -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:     Power2Ship, Inc.
                           903 Clint Moore Road
                           Boca Raton, Florida 33487
                           Attention:  Richard Hersh, Chief Executive Officer
                           Telephone:  (561) 998-7557
                           Facsimile:  (561) 998-7821

With a copy to:            Schneider Weinberger LLP
                           2200 Corporate Boulevard, N.W., Suite 210
                           Boca Raton, Florida 33431
                           Attention:  James M. Schneider, Esquire
                           Telephone:  (561) 362-9595
                           Facsimile:  (561) 362-9612

If to the Investor(s):     Cornell Capital Partners, LP
                           101 Hudson Street -Suite 3700
                           Jersey City, NJ 07302
                           Attention:  Mark Angelo
                                       Portfolio Manager
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

With a Copy to:            Cornell Capital Partners, LP
                           101 Hudson Street -Suite 3700
                           Jersey City, NJ 07302
                           Attention:  Troy J. Rillo
                                       Senior Vice President
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII
                                  MISCELLANEOUS

     Section  12.1  Counterparts.  This Agreement may be executed in two or more
                    ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

     Section  12.2  Entire  Agreement; Amendments. This Agreement supersedes all
                    -----------------------------
other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section  12.3  Reporting  Entity for the Common Stock. The reporting entity
                    --------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section  12.4  Fees  and  Expenses.  The  Company  hereby agrees to pay the
                    -------------------
following  fees:

     (a)  Structuring  Fee.  Each  of  the  parties  shall  pay its own fees and
          ----------------
expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay to Yorkville Advisors Management, LLC, the Investor's investment manager, a structuring fee of $15,000, which shall be deducted from the gross proceeds of the First Closing of the Convertible Debenture of even date herewith. In addition, on each advance date, the Company will pay Butler Gonzalez LLP, the escrow agent hereunder, the sum of $500 for legal, administrative and escrow fees.

     (b)  Commitment  Fees.
           ----------------

          (i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

          (ii) On the Closing Date, the Company shall issue to the Investor shares of the Company's Common Stock in an amount equal to $275,000 divided by the VWAP of the Company's Common Stock, as quoted by Bloomberg, LP, on the Closing Date (the "Investor's Shares").
                                  ----------------

          (iii) Fully Earned. The Investor's Shares shall be deemed fully earned
                ------------
     as  of  the  date  hereof.

          (iv) Registration Rights. The Investor's Shares will have "piggy-back"
               -------------------
     registration  rights.

          (v)  Due  Diligence  Fee.  The  Company has previously remitted to the
               -------------------
     Investor  a  due  diligence  fee  of  $2,500.

     Section  12.5  Brokerage. Each of the parties hereto represents that it has
                    --------
had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section  12.6  Confidentiality.  If  for  any  reason  the  transactions
                    ---------------
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                COMPANY:
                                                POWER2SHIP, INC.

                                                By: /s/ Richard Hersh
                                                    ---------------------------
                                                Name:  Richard Hersh
                                                Title:  Chief Executive Officer


                                                INVESTOR:
                                                CORNELL CAPITAL PARTNERS, LP

                                                BY:  YORKVILLE ADVISORS, LLC
                                                ITS:  GENERAL PARTNER

                                                By: /s/ Mark Angelo
                                                    ---------------------------
                                                Name:  Mark Angelo
                                                Title:  Portfolio Manager

                                    EXHIBIT A
                                    ---------
                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                      -------------------------------------
                                POWER2SHIP, INC.
                                ----------------

     The  undersigned,                       hereby certifies, with respect to
                      ----------------------
the  sale  of  shares  of  Common  Stock  of Power2Ship, Inc.,  (the "Company"),
                                                                      -------
issuable in connection with this Advance Notice and Compliance Certificate dated
                     (the  "Notice"),  delivered  pursuant to the Standby Equity
---------------------       ------
Distribution  Agreement  (the  "Agreement"),  as  follows:
                                ---------

     1.     The  undersigned  is  the  duly  elected  President  of the Company.

     2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4.     The  Advance  requested  is                           .
                                       ---------------------------
The  undersigned  has  executed  this  Certificate  this     day  of           .
                                                        -----       -----------

                                        POWER2SHIP, INC.


                                        By: /s/ Richard Hersh
                                            -----------------------------
                                        Name: Richard Hersh
                                        Title: Chief Executive Officer

                                  SCHEDULED 2.6
                                  -------------
                                POWER2SHIP, INC.
                                ----------------

     The  undersigned  hereby  agrees  that  for a period commencing on the date hereof and expiring on the termination of the Standby Equity Distribution Agreement dated as of June , 2004 between Power2Ship, Inc., (the "Company"),
                            --                                        -------
and  Cornell  Capital Partners, LP, (the "Investor") (the "Lock-up Period"), he,
                                          --------         --------------
she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").
 ----------

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated:                  , 2004
      -----------------

                                                   Signature


                                                   -----------------------------
                                         Address:
                                                   -----------------------------
                           City, State, Zip Code:
                                                   -----------------------------


                                                   -----------------------------
                                                   Print Social Security Number
                                                   or Taxpayer I.D. Number

EXHIBIT 10.4

                                POWER2SHIP, INC.
                            PLACEMENT AGENT AGREEMENT
                            -------------------------


                                                      Dated as of: June 28, 2004

Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, Florida 33309


Ladies  and  Gentlemen:

     The  undersigned,  Power2Ship,  Inc., a Nevada corporation (the "Company"),
                                                                      -------
hereby  agrees with Newbridge Securities Corporation (the "Placement Agent") and
                                                           ---------------
Cornell  Capital  Partners, LP, a Delaware Limited Partnership (the "Investor"),
                                                                     --------
as  follows:

     1.     Offering.  The  Company hereby engages the Placement Agent to act as
            --------
its exclusive placement agent in connection with the Standby Equity Distribution Agreement of even date herewith (the "Standby Equity Distribution Agreement"),
                                        -------------------------------------
pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to
                                                                --------
$10,000,000  of  the Company's common stock (the "Commitment Amount"), par value
                                                  -----------------
$0.001  per share (the "Common Stock"), at price per share equal to the Purchase
                        ------------
Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

     All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement of even date herewith between the Company and the Investor (the "Registration Rights Agreement"). The documents to be executed and delivered in
 ----------------------------
connection with the Offering, including, but not limited to, this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement of even date herewith (the "Escrow Agreement"), are
                                                         ----------------
referred to sometimes hereinafter collectively as the "Offering Materials."  The
                                                       ------------------
Company's Common Stock purchased by the Investor hereunder or to be issued in connection with the conversion of any debentures are sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to
                      ----------
sell  any  Securities.

     2.     Compensation.
            ------------

     A. Upon the execution of this Agreement, the Company shall issue to the Placement Agent shares of Common Stock in an amount equal to $10,000 divided by the volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof (the "Placement Agent's Shares"). The
                                               -------------------------
Placement  Agent  shall  be  entitled to "piggy-back" registration rights, which
                                          ----------
shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement.

     3.     Representations,  Warranties  and  Covenants of the Placement Agent.
            --------------------------------------------------------------------

     A.     The  Placement  Agent represents, warrants and covenants as follows:

          (i) The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

          (ii) The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

          (iii) Upon receipt and execution of this Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

          (iv) The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities
                                                      --------
     Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations
                                --------
     promulgated  thereunder  (the  "Rules and Regulations") or applicable "Blue
                                     ---------------------
     Sky"  laws  of  any  state  or  jurisdiction.

          (v) The Placement Agent is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

     4.     Representations  and  Warranties  of  the  Company.
            --------------------------------------------------

     A.     The  Company  represents  and  warrants  as  follows:

          (i) The execution, delivery and performance of each of this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the
     Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

          (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Standby Equity Distribution Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Standby Equity Distribution Agreement and the agreements described therein. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $0.001 per share and 1,000,000 shares of Preferred Stock, of which 200,000 shares were designated Series B Preferred Stock, 20,000 shares were designated Series C Preferred Stock and 87,000 shares were designated Series Y Preferred Stock. As of the date hereof, there were 36,702,525_shares of Common Stock, 198,000 shares of Series B Preferred Stock, 10,832 shares of Series C Preferred Stock and 87,000 shares of Series Y Preferred Stock issued and outstanding.

          (iii) The Common Stock to be issued in accordance with this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

          (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

          (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Offering Materials except for applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

          (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

          (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or Standby Equity Distribution Agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of the Offering Materials nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

          (ix) Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein and the securities offered pursuant to the Securities Purchase Agreement the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

          (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

          (xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

          (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (xiii) Subject to the performance by the Placement Agent of its obligations hereunder, the offer and sale of the Securities complies, and will continue to comply, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

          (xiv) All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the Company.

          (xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

     5.     Representations,  Warranties  and  Covenants  of  the  Investor.
            ---------------------------------------------------------------

     A.     The  Investor  represents,  warrants  and  covenants  as  follows:

          (i) The Investor has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

          (ii) The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

          (iii) The Investor will promptly, upon request by the Placement Agent, forward copies of any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

          (iv) The Investor is an Accredited Investor (as defined under the 1933
     Act).

          (v) The Investor is acquiring the Securities for the Inventor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          (vi) The Investor acknowledges the Investor's understanding that the offering and sale of the Securities is intended to be exempt from registration under the 1933 Act by virtue of Section 3(b) of the 1933 Act and the provisions of Regulation D promulgated thereunder ("Regulation D").
                                                                 ------------
     In  furtherance  thereof,  the Investor represents and warrants as follows:

               (a) The Investor has the financial ability to bear the economic risk of the Investor's investment, has adequate means for providing for the Inventor's current needs and personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company; and

               (b) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. The Inventor also represents it has not been organized for the purpose of acquiring the Securities.

          (vii) The Investor has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Investor to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. The Investor is not relying on the Placement Agent or any of its affiliates with respect to the accuracy or completeness of the Offering Materials or for any economic considerations involved in this investment.

     6.     Certain  Covenants  and  Agreements  of  the  Company.
            -----------------------------------------------------

     The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

     A. To advise the Placement Agent and the Investor of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

     B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

     C. Upon written request, to provide and continue to provide the Placement Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

     D. To deliver, during the registration period of the Standby Equity Distribution Agreement, to the Investor upon the Investor's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

     E.  To  comply  with  the  terms  of  the  Offering  Materials.

     F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     7.     Indemnification  and  Limitation  of  Liability.
            -----------------------------------------------

     A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from
                                          ---------------------
and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

     B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the Placement Agent's indemnified persons specifically for inclusion in the Offering Materials.

     C. The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering, (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials, or (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

     D. The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

     E. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 7(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

     F. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(A) or 7(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

     G. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

     H. The Company hereby waives, to the fullest extent permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits) against the Placement Agent and each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever (whether such cause be based in contract, negligence, strict liability, other tort or otherwise). Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof. This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

     8.     Payment  of  Expenses.
            ---------------------

     The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

     9.     Conditions  of  Closing.
            -----------------------

     The Closing shall be held at the offices of the Investor or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Investor herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company or the Investor, as the case may be,
       ------
as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Investor on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

     A. Upon the effectiveness of a registration statement covering the Standby Equity Distribution Agreement, the Investor and the Placement Agent shall receive the opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, their counsel and the Placement Agent.

     B. At or prior to the Closing, the Investor and the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

     C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, except for the transactions pursuant to the Securities Purchase Agreement entered into by the Company on the date hereof which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received;
(iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

     D. If requested at Closing the Investor and the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

     E. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

     10.     Termination.
             -----------

     This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

     11.     Miscellaneous.
             -------------

     A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

     B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:    Newbridge Securities Corporation
                              1451 Cypress Creek Road, Suite 204
                              Fort Lauderdale, Florida 33309
                              Attention:  Doug Aguililla
                              Telephone:  (954) 334-3450
                              Facsimile:  (954) 229-9937

If to the Company, to:        Power2Ship, Inc.
                              903 Clint Moore Road
                              Boca Raton, Florida 33487
                              Attention:  Richard Hersh, Chief Executive Officer
                              Telephone:  (561) 998-7557
                              Facsimile:  (561) 998-7821

With a copy to:               Schneider Weinberger LLP
                              2200 Corporate Boulevard, N.W., Suite 210
                              Boca Raton, Florida 33431
                              Attention:  James M. Schneider, Esquire
                              Telephone:  (561) 362-9595
                              Facsimile:  (561) 362-9612

If to the Investor:           Cornell Capital Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, New Jersey 07302
                              Attention:  Mark A. Angelo
                                          Portfolio Manager
                              Telephone:  (201) 985-8300
                              Facsimile:  (201) 985-8266

With copies to:               Cornell Capital Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, New Jersey 07302
                              Attention:  Troy J. Rillo, Esq.
                                          Senior Vice President
                              Telephone:  (201) 985-8300
                              Facsimile:  (201) 985-8266

     C. This Agreement shall be governed by and construed in all respects under the laws of the State of New Jersey, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted exclusively in such federal or state court or courts located in Hudson County, New Jersey. The parties hereby irrevocably and unconditionally consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey, and the United States District Court of New Jersey, sitting in Newark, New Jersey, and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

     D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                              COMPANY:
                                              POWER2SHIP, INC.

                                              By: /s/ Richard Hersh
                                                 ----------------------------
                                              Name:  Richard Hersh
                                              Title:  Chief Executive Officer


                                              PLACEMENT AGENT:
                                              NEWBRIDGE SECURITIES CORPORATION

                                              By: /s/ Guy S. Amico
                                                 ----------------------------
                                              Name:  Guy S. Amico
                                              Title:  President


                                              INVESTOR:
                                              CORNELL CAPITAL PARTNERS, LP

                                              BY:  YORKVILLE ADVISORS, LLC
                                              ITS:  GENERAL PARTNER

                                              By: /s/ Mark A. Angelo
                                                 ----------------------------
                                              Name:  Mark A. Angelo
                                              Title:  Portfolio Manager